UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2007
Yahoo! Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28018	77-0398689

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 First Avenue Sunnyvale, California	94089

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(408) 349-3300

Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
ITEM 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)
     Effective June 18, 2007, Terry Semel tendered his resignation as Chief Executive Officer of Yahoo! Inc. (the “Company”). Mr. Semel will continue to serve the Company as non-executive Chairman and a member of the Board of Directors.
(c)
     The Board of Directors of the Company appointed Jerry Yang, age 38, to serve as Chief Executive Officer of the Company. Mr. Yang will assume the role of Chief Executive Officer of the Company effective June 18, 2007.
     Mr. Yang co-created the Yahoo! Internet navigational guide in April 1994 with David Filo. Mr. Yang co-founded the Company with Mr. Filo and has served as a Director and an executive officer of the Company since March 1995. As Chief Yahoo of the Company, Mr. Yang’s focus over the years has included corporate strategy, technology vision, strategic business partnerships and international joint ventures, and recruiting key talent. In addition to serving on the Company’s Board of Directors, Mr. Yang also currently serves on the boards of Yahoo! Japan, Cisco Systems, Inc. and Alibaba.com Corporation, and is a member of the Stanford University Board of Trustees. Mr. Yang holds B.S. and M.S. degrees in electrical engineering from Stanford University and is currently on a leave of absence from Stanford’s electrical engineering Ph.D. program.
     The Board of Directors also approved the appointment of Susan L. Decker, age 44, to serve as President of the Company. Ms. Decker will assume the role of President of the Company effective June 18, 2007.
     Ms. Decker previously served the Company as Executive Vice President, Advertiser and Publisher Group since January 2007; Chief Financial Officer from June 2000 until June 2007; Executive Vice President, Finance and Administration from January 2002 to December 2006; and Senior Vice President, Finance and Administration from June 2000 to January 2002. Ms. Decker also serves as a director of Berkshire Hathaway Inc., Costco Wholesale Corporation and Intel Corporation. Ms. Decker holds a bachelor of science degree from Tufts University and a master of business administration degree from Harvard Business School.
ITEM 7.01 Regulation FD Disclosure.
     On June 18, 2007, the Company issued a press release announcing the management changes set forth in Item 5.02 of this Form 8-K. A copy of the Company’s press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
99.1	Yahoo! Inc. Press Release dated June 18, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC. (Registrant)
By:	/s/ Michael J. Callahan
Name:	Michael J. Callahan
Title:	Executive Vice President, General Counsel and Secretary

Date: June 18, 2007

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Yahoo! Inc. Press Release dated June 18, 2007.